MINERAL PROPERTY OPTION AMENDING AGREEMENT

THIS AGREEMENT dated for reference December 31, 2005.

BETWEEN:

MAX BRADEN, of 3920 Ragged Ass Lane, Yellowknife, Northwest Territories, X1A 1Z7;

(the "Vendor")

OF THE FIRST PART

AND:

PALOMINE MINING INC., a body corporate, duly incorporated under the laws of Nevada and having an office at 595 Howe Street, Suite 507, Vancouver, British Columbia, V6C 2T5;

("Palomine")

OF THE SECOND PART

WHEREAS:

A.

The Vendor and Palomine entered into a Mineral Property Option Agreement dated October 28, 2004 (the "Agreement"), whereby the Vendor granted to Palomine an option to purchase an 80% undivided right, title and interest in and to one mineral claim located approximately 80 miles northeast of Yellowknife, Northwest Territories known as the Gab claim (the "Claim");

B.

The Vendor and Palomine both desire that the Agreement be amended as set forth below;

NOW THEREFORE IN CONSIDERATION of the payment of ONE THOUSAND DOLLARS ($1,000.00) by Palomine to the Vendor, the receipt and sufficiency of which is hereby acknowledged, and other good and valuable consideration, including the premises, mutual covenants and agreements herein contained, the parties hereto agree to amend the Agreement as follows:

1.

Subparagraphs 4.1(b) be and is hereby deleted in their entirety and replaced with the following:

“4.1

In order to keep the Option granted to Palomine in respect of the Claim in good standing and in force and effect, Palomine shall be obligated to:

Exploration Expenditures

(b)

Provide funding of minimum cumulative expenditures for exploration and development work on the Claims in the following manner:

(i)

$10,000 of expenditures to be incurred, or caused to be incurred, by Palomine on the Claim by June 1, 2005, which expenditures have been incurred; and

(ii)

No less than a further $50,000 of expenditures to be incurred, or caused to be incurred, by Palomine on the Claim by December 31, 2006; and

(iii)

No less than a further $100,000 of expenditures to be incurred, or caused to be incurred, by Palomine on the Claim by December 31, 2007;”

2.

All of the terms and conditions of the Agreement, except as amended or modified hereby, remain in full force and effect.

PALOMINE MINING INC.

PER:

_/s/ Max Braden ______________________

____/s/Barry Brown_________________

Max Braden

           Barry Brown   Authorized Signatory